Selling Expenses	12 Months Ended
Dec. 31, 2023
Selling Expenses
Selling Expenses

8.Selling Expenses

Selling expenses consist of the following:

In € thousand	2023	2022	2021
Salaries, social security	7,320	8,915	11,971
Professional services	291	1,690	1,983
Marketing	1,956	1,448	2,059
Travel	588	523	626
Depreciation/amortization/impairment	189	65	65
Other selling expenses	415	288	485
Total selling expenses	10,759	12,929	17,189

The Group recognizes costs related to the commercialization of the Lilium Jet as selling expenses. Expenses for salaries and social security mainly include employee remunerations, benefits and share-based payment awards recognized from the Group’s share-based payment award programs (note 22). In 2021, marketing costs mainly related to the Reorganization.